EXHIBIT 10.9

                 CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                     TRANSACTION UNDER 1992 MASTER AGREEMENT

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Date:     March 29, 2007                                Our ref:     99501148
To:       J.P. Morgan Chase Commercial Mortgage         From:        JPMorgan Chase Bank, N.A.
          Securities Trust 2007-LDP10                                270 Park Avenue
          c/o Wells Fargo Bank, N.A.                                 6th Floor
          9062 Old Annapolis Road                                    New York, New York  10017
          Columbia, Maryland 21045
Attn:     Corporate Trust Services-J.P. Morgan          Contact:     Andrew Taylor
          2007-LDP10

Telecopy                                                Fax No:      (212) 834-6598
No:       (410) 715-2380

                                                        Tel No:      (212) 834-3813
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Dear Sir/Madam,

            The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 and JPMorgan Chase Bank, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

            The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Trust Agreement referred to below under "Credit Support Documents."

            This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of March 29, 2007, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            In this Confirmation "Party A" means JPMorgan Chase Bank, N.A. and "Party B" means J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 (the trust established pursuant to the Trust Agreement, as defined herein).


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The terms of the particular Transaction to which this Confirmation relates are as follows:
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   Notional Amount:                     For each Calculation Period, the Certificate Balance (as defined in the Trust Agreement) of the Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10, Class A-2SFL
                                           Regular Interest, issued by Party B under the Trust Agreement, as of the close of business on the Distribution Date (as defined in the Trust Agreement) occurring in such
                                           Calculation Period, except that the Notional Amount for the Initial Calculation Period shall be the Original Certificate Balance (as defined in the Trust Agreement) of the
                                           Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10, Class A-2SFL Regular
                                           Interest. For the avoidance of doubt, on the Effective Date, the Notional Amount is equal to $150,000,000.
   Trade Date:                          March 29, 2007
   Effective Date:                      March 29, 2007
   Termination Date:                    The earlier of: (a) the Rated Final Distribution Date (as defined in the Trust Agreement) in
                                           January of 2049; or (b) the date when the Notional Amount hereunder has been reduced to zero, in each case subject to adjustment in accordance with the Following Business Day
                                           Convention.
   Initial Accrual Interest
      Payment by Party A to
      Party B:                          $605,150.00, to be paid on the Effective Date.
   Initial Up-front Payment by
      Party B to Party A:               $3,045.00, to be paid on the Effective Date.

  Fixed Amounts:
   Fixed Rate Payer:                    Party B
   Fixed Rate Payer Payment Dates:      The related Distribution Date, beginning on April 16, 2007 and ending on the Termination
                                           Date.
   Fixed Rate:                          5.1870% per annum
   Fixed Rate Day Count Fraction:       30/360 (without regard to the date of the first day or last day of the Calculation Period).
   Initial Fixed Rate                   From and including March 1, 2007, through and including March 31, 2007.
      Calculation Period:
   Fixed Amount:                        For each Payment Date in respect of a Fixed Calculation Period, the lesser of: (1) the product of (a) the Fixed Rate, (b) the Fixed Rate Day Count Fraction and (c) the Notional
                                           Amount for such Fixed Calculation Period (the "Regular Fixed Amount"); or (2) the amount of funds available for such payment under the Trust Agreement (the "Available Fixed
                                           Amount").
   Fixed Rate Payer Period End Dates:   The first day of each calendar month (with no adjustments).
   Fixed Rate Payer Delayed Payment:    For each Payment Date, the period from and including the immediately preceding Period End
                                           Date to, but excluding, such Payment Date.
   Fixed Rate Calculation Period:       For each Payment Date, the calendar month preceding such Payment Date during the Term of this Swap Transaction.
   Additional Fixed Amount:             For any Payment Date, the amount of any Yield Maintenance Charges (as defined in the Trust
                                           Agreement) paid in respect of the Class A-2SFL Regular Interest on the related
                                           Distribution Date under the Trust Agreement.

  Floating Amounts:
   Floating Rate Payer:                 Party A
   Floating Rate Payer Payment Dates:   The Business Day prior to the related Distribution Date, beginning on April 13, 2007 and ending on the Termination Date.

   Floating Rate for Initial            LIBOR plus the Spread.
      Calculation Period:
   Floating Rate Option:                LIBOR, as defined and calculated under the Trust Agreement; provided that for the Initial
                                           Floating Rate Calculation Period, the Floating Rate Option should be 5.3200%.
   Spread:                              0.1300%
   Floating Rate Day Count Fraction:    Actual/360
   Floating Rate Calculation Period:    For each Payment Date, the period from and including the Distribution Date in the preceding calendar month (or the Closing Date (as defined in the Trust Agreement), in the case of the Initial Floating Rate Calculation Period), to, but excluding, the related
                                           Distribution Date, except that the final Calculation Period will end on, but exclude, the
                                           Termination Date.
   Initial Floating Rate                From and including the Closing Date to, but excluding, April 16, 2007.
      Calculation Period:
   Floating Amount:                     For each Payment Date in respect of a Floating Calculation Period, the lesser of: (1) an amount equal to the product of (a) the Floating Rate, (b) the Floating Rate Day Count
                                           Fraction and (c) the Notional Amount for such Floating Calculation Period (the "Regular
                                           Floating Amount"); or (2) an amount equal to (a) the Regular Floating Amount minus (b)
                                           the excess of (i) the Regular Fixed Amount for such Payment Date over (ii) the Available
                                           Fixed Amount.
   Business Days:                       As defined in the Trust Agreement.
   Calculation Agent:                   Party B
   Other:                               For the avoidance of doubt, for purposes of Section 2(c) of the Agreement, any amounts payable by the Floating Rate Payer on a Floating Rate Payer Payment Date, and by the
                                           Fixed Rate Payer on the related Fixed Rate Payer Payment Date, shall be netted even though such dates may be different, and the party with the larger aggregate amount shall make the net payment on the related Payment Date.


   Recording of Conversations

            Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

   Credit Support Documents:            With respect to Party B, the Pooling and Servicing Agreement, dated as of March 1, 2007, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan
                                           Services, Inc., as master servicer No. 1, Wachovia Bank, National Association, as master servicer No. 2, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as co-trustee, as amended, modified, supplemented, restated or replaced from time to time (the "Trust Agreement").
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   Account Details:
   Account for payments to              Name:  JPMorgan Chase Bank, N.A.
      Party A:                          City:  New York
                                        ABA:  021-000-021
                                        Acct #:  999-97-341
                                        Attn:  Balance Guaranty

    Account for payments to             Name: Wells Fargo Bank, N.A.
       Party B:                         ABA: 121-000-248
                                        for credit to SAS Clearing 3970771416,
                                        for further credit to A/C # 53136800
                                        JPM 2007-LDP10 Attn:  CMBS


6  Offices:
   The Office of Party A for
       this Transaction is:             New York, NY
    The Office of Party B for
       this Transaction is:             Columbia, MD

            Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Andrew Taylor (fax no. (212) 834-6598).


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Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Accepted and confirmed as of the date first written:

                                        J.P. Morgan Chase Commercial Mortgage
                                        Securities Trust 2007-LDP10
JPMorgan Chase Bank, N.A.
                                        By: Wells Fargo Bank, N.A., not in its
                                        individual capacity, but solely as
                                        Trustee


By: /s/ Andrew B. Taylor                By: /s/ Ruth Fussell
   -----------------------------------     ------------------------------------
Name: Andrew B. Taylor                  Name: Ruth Fussell
Title: Vice President                   Title: Vice President